                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-03691

                      LORD ABBETT MID-CAP VALUE FUND, INC.
                      ------------------------------------
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/2004
                          ----------

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ITEM 1:      REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

2004
  ANNUAL
    REPORT

LORD ABBETT
  MID-CAP VALUE FUND


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

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LORD ABBETT MID-CAP VALUE FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Mid-Cap Value Fund's (the Fund) strategies and performance for the fiscal year ended December 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?
A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended December 31, 2004. In January, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified. A positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. Inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2.0% gain in March.

    Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index (CPI), which is a measure of retail prices and commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1.0% to 1.25%, and stocks responded positively to the widely expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to

                                                                               1
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uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

    After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

    The combination of declining gasoline prices during much of the third quarter and the addition of 300,000-400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another increase to 1.75% on September 21. Two additional increases in November and December brought the fed funds rate to 2.25% by year-end.

    In the final quarter of the year, employment increased. The CPI increased 0.5% in October and 0.1% in November. In addition, the S&P 500 Index(1) gained 1.5% in October, 4.0% in November and 3.4% in December. For 2004 as a whole, the S&P 500 Index reported a gain of 10.9%.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED DECEMBER 31, 2004?
A: For the year ended December 31, 2004, the Fund returned 24.10%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell Midcap(R) Value Index,(2) which returned 23.71% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are 1 Year: 16.95%, 5 Years: 16.90% and 10 Years: 16.37%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain

2
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purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1.0% if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Stock selection and an overweight position within the materials and processing sector were the greatest positive contributors to Fund performance for the twelve-month period ended December 31, 2004. The materials and processing sector is the biggest sector in the Fund. The sector includes producers and processors of manufacturing materials such as paper, chemicals, forest products and packaging. Overall, this sector benefited from pricing power due to a strengthening U.S. economy and a declining U.S. dollar. A leading provider of agricultural products and solutions and a crop nutrient company also performed well. The price of fertilizers, in particular potash, has increased due to a rise in demand and limited supply. In addition, as the U.S. agriculture sector thrives, suppliers to this sector are being rewarded. One chemical holding was boosted by a company-specific operating turnaround and stronger pricing.

    Stock selection within the producer durables sector also helped performance. An engine company benefited from strong growth in the sale of truck engines and electrical utility power equipment. Another holding, an industrial distributor, did well due to the improving economy, and the execution of cost reductions that translated into margin expansion.

    The largest detractor to Fund performance was stock selection within the financial services sector. The sector was hurt by its underweight position in Real Estate Investment Trust holdings which performed well during the period. Stock selection within the utilities sector also took away from performance. A utility holding, whose principal activity is to

                                                                               3
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transmit, distribute and market electricity, underperformed because their unregulated power subsidiary suffered from declining prices driven by increased competition. A natural gas and electric generation company underperformed and another electrical utility holding disappointed based on unfavorable regulatory rulings.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND, INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES, THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THIS FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.
(2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

4
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INVESTMENT COMPARISON
Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Lipper Mid Cap Value Funds Average, the Russell Midcap(R) Value Index and the S&P MidCap 400/Barra Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

               THE FUND (CLASS A     THE FUND (CLASS A
                    SHARES)               SHARES)
                    AT NET          AT MAXIMUM OFFERING      LIPPER MID CAP     RUSSELL MIDCAP(R)  S&P MIDCAP 400/BARRA
                 ASSET VALUE              PRICE(1)        VALUE FUNDS AVERAGE(2)  VALUE INDEX(2)      VALUE INDEX(2)
12/31/1994        $   10,000             $    9,425            $   10,000          $   10,000         $   10,000
12/31/1995        $   12,609             $   11,884            $   12,711          $   13,493         $   13,404
12/31/1996        $   15,286             $   14,407            $   15,211          $   16,227         $   16,004
12/31/1997        $   20,107             $   18,951            $   19,035          $   21,804         $   21,497
12/31/1998        $   20,017             $   18,866            $   19,235          $   22,911         $   22,501
12/31/1999        $   20,865             $   19,666            $   21,103          $   22,886         $   23,025
12/31/2000        $   31,986             $   30,147            $   25,328          $   27,276         $   29,435
12/31/2001        $   34,545             $   32,559            $   27,812          $   27,911         $   31,537
12/31/2002        $   31,177             $   29,385            $   23,899          $   25,221         $   28,352
12/31/2003        $   38,953             $   36,713            $   33,416          $   34,822         $   39,744
12/31/2004        $   48,340             $   45,561            $   39,788          $   43,079         $   47,267

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIODS ENDED DECEMBER 31, 2004

                                 1 YEAR           5 YEARS           10 YEARS     LIFE OF CLASS
     CLASS A(3)                   16.95%            16.90%            16.37%               --
     CLASS B(4)                   19.32%            17.47%               --             15.05%
     CLASS C(5)                   23.33%            17.58%               --             15.05%
     CLASS P(6)                   23.99%            18.23%               --             13.10%
     CLASS Y(7)                   24.59%            18.67%               --             16.62%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index and average does not reflect transaction costs, management fees or sales charges. The performance of each index and average is not necessarily representative of the Fund's performance.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares were first offered on May 1, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares were first offered on May 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares were first offered on January 1, 1998. Performance is at net asset value.
(7) Class Y shares were first offered on May 3, 1999. Performance is at net asset value.

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EXPENSE EXAMPLE
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

ACTUAL EXPENSES
     For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/04 - 12/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING       ENDING        EXPENSES
                                             ACCOUNT        ACCOUNT      PAID DURING
                                              VALUE          VALUE         PERIOD+
                                              -----          -----         -------
                                                                           7/1/04 -
                                              7/1/04        12/31/04       12/31/04
                                              ------        --------       --------
CLASS A
Actual                                     $   1,000.00   $   1,134.90   $       6.06
Hypothetical (5% Return Before Expenses)   $   1,000.00   $   1,019.46   $       5.74
CLASS B
Actual                                     $   1,000.00   $   1,131.60   $       9.38
Hypothetical (5% Return Before Expenses)   $   1,000.00   $   1,016.34   $       8.87
CLASS C
Actual                                     $   1,000.00   $   1,131.40   $       9.38
Hypothetical (5% Return Before Expenses)   $   1,000.00   $   1,016.34   $       8.87
CLASS P
Actual                                     $   1,000.00   $   1,134.50   $       6.49
Hypothetical (5% Return Before Expenses)   $   1,000.00   $   1,019.05   $       6.14
CLASS Y
Actual                                     $   1,000.00   $   1,137.00   $       4.08
Hypothetical (5% Return Before Expenses)   $   1,000.00   $   1,021.32   $       3.86

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.13% for Class A, 1.75% for Classes B and C, 1.21% for Class P and .77% for Class Y) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2004

SECTOR                          %*
Consumer Discretionary        17.79%
Consumer Staples               4.56%
Energy                         7.78%
Financials                    14.12%
Healthcare                     7.48%
Industrials                   11.79%
Information Technology         6.65%
Materials                     16.91%
Short-Term Investment          5.25%
Telecommunication Services     1.11%
Utilities                      6.56%
Total                        100.00%

*    Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                       SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS 96.51%

AUTO COMPONENTS 1.86%
Dana Corp.(a)                                 10,124,700         $       175,461
                                                                 ---------------

CHEMICALS 9.19%
Crompton Corp.(b)                              7,759,500                  91,562
Eastman Chemical Co.(b)                        4,472,500                 258,198
Monsanto Co.                                   3,417,800                 189,859
Mosaic Co. (The)*                              9,795,100                 159,856
Potash Corp. of
Saskatchewan, Inc.(a)                          2,012,680                 167,173
                                                                 ---------------
TOTAL                                                                    866,648
                                                                 ---------------

COMMERCIAL SERVICES & SUPPLIES 2.05%
R.R. Donnelley &
SONS CO.                                       5,469,294                 193,011
                                                                 ---------------

COMMUNICATIONS EQUIPMENT 1.20%
Avaya, Inc.*                                   6,580,800                 113,190
                                                                 ---------------

CONTAINERS & PACKAGING 4.10%
Ball Corp.                                     4,194,700                 184,483
Pactiv Corp.*(b)                               7,983,600                 201,905
                                                                 ---------------
TOTAL                                                                    386,388
                                                                 ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.13%
Centurytel, Inc.                               2,996,200                 106,275
                                                                 ---------------

ELECTRIC UTILITIES 4.60%
Ameren Corp.                                   3,698,500                 185,443
CMS Energy Corp.*                              9,546,700                  99,763
Northeast Utilities                            5,332,900                 100,525
Puget Energy, Inc.                             1,930,000                  47,671
                                                                 ---------------
TOTAL                                                                    433,402
                                                                 ---------------

ENERGY EQUIPMENT & SERVICES 5.92%
GlobalSantafe Corp.                            5,287,800                 175,079
Halliburton Co.                                5,510,900                 216,248
Pride Int'l., Inc.*(b)                         8,130,500                 167,000
                                                                 ---------------
TOTAL                                                                    558,327
                                                                 ---------------
FOOD & STAPLES RETAILING 1.61%
Albertson's, Inc.                              2,188,400         $        52,259
Safeway, Inc.*                                 3,131,500                  61,816
SUPERVALU Inc.                                 1,102,600                  38,062
                                                                 ---------------
TOTAL                                                                    152,137
                                                                 ---------------

FOOD PRODUCTS 3.03%
Archer-Daniels-
Midland Co.                                    8,563,875                 191,060
Dean Foods Co.*                                2,880,800                  94,922
                                                                 ---------------
TOTAL                                                                    285,982
                                                                 ---------------

GAS UTILITIES 2.09%
Nisource, Inc.                                 6,723,400                 153,159
Southwest Gas Corp.                            1,729,100                  43,919
                                                                 ---------------
TOTAL                                                                    197,078
                                                                 ---------------

HEALTHCARE EQUIPMENT & SUPPLIES 1.58%
Bausch & Lomb, Inc.                            2,303,600                 148,490
                                                                 ---------------

HEALTHCARE PROVIDERS & SERVICES 3.69%
Aetna, Inc.                                    1,473,200                 183,782
Caremark Rx, Inc.*                             4,155,500                 163,851
                                                                 ---------------
TOTAL                                                                    347,633
                                                                 ---------------

HOTELS, RESTAURANTS & LEISURE 1.22%
Brinker Int'l., Inc.*                          1,858,500                  65,177
Yum! Brands, Inc.                              1,061,800                  50,096
                                                                 ---------------
TOTAL                                                                    115,273
                                                                 ---------------

HOUSEHOLD DURABLES 5.58%
American Greetings
Corp.(b)                                       3,826,900                  97,012
Leggett & PLATT, INC.                          4,599,700                 130,769
Newell Rubbermaid, Inc.                        4,331,100                 104,769
Snap-on Inc.(b)                                4,315,500                 148,281
Tupperware Corp.                               2,203,600                  45,659
                                                                 ---------------
TOTAL                                                                    526,490
                                                                 ---------------

INDUSTRIAL CONGLOMERATES 1.80%
Hubbell, Inc.(b)                               3,238,300                 169,363
                                                                 ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                       SHARES                    (000)
--------------------------------------------------------------------------------
INSURANCE 11.33%
ACE Ltd.(a)                                      568,400         $        24,299
Conseco, Inc.*                                 5,888,200                 117,470
Everest Re Group,
Ltd.(a)                                        1,892,000                 169,448
Lincoln National Corp.                           994,500                  46,423
MBIA, Inc.                                       546,900                  34,608
Partnerre Ltd.(a)                              2,485,400                 153,946
PMI Group, Inc.                                3,129,400                 130,652
SAFECO Corp.                                   4,654,156                 243,133
XL Capital Ltd. Class A(a)                     1,915,100                 148,707
                                                                 ---------------
TOTAL                                                                  1,068,686
                                                                 ---------------

IT SERVICES 1.08%
Computer Sciences
Corp.*                                         1,798,900                 101,404
                                                                 ---------------

LEISURE EQUIPMENT & PRODUCTS 1.98%
Foot Locker, Inc.                              6,947,000                 187,083
                                                                 ---------------

MACHINERY 3.53%
CNH Global N.V.(a)                             2,367,258                  45,854
Cummins, Inc.                                  1,596,200                 133,745
Timken Co. (The)(b)                            5,888,200                 153,211
                                                                 ---------------
TOTAL                                                                    332,810
                                                                 ---------------
MEDIA 2.94%
Interpublic Group of
Cos., Inc.*                                   10,095,200                 135,275
R.H. Donnelley Corp.*(b)                       1,782,200                 105,239
Westwood One, Inc.*                            1,362,600                  36,695
                                                                 ---------------
TOTAL                                                                    277,209
                                                                 ---------------

MULTI-LINE RETAIL 1.64%
Federated Department
Stores, Inc.                                   1,043,000                  60,275
May Department
Stores Co.                                     3,211,900                  94,430
                                                                 ---------------
TOTAL                                                                    154,705
                                                                 ---------------
OIL & GAS 2.00%
EOG Resources, Inc.                            2,648,500         $       188,997
                                                                 ---------------

PAPER & FOREST PRODUCTS 3.94%
Georgia-Pacific Corp.                          5,341,270                 200,191
Meadwestvaco Corp.                             5,049,100                 171,114
                                                                 ---------------
TOTAL                                                                    371,305
                                                                 ===============

PHARMACEUTICALS 2.36%
King Pharmaceuticals,
Inc.*                                         10,917,950                 135,382
Mylan Laboratories, Inc.                       4,931,325                  87,186
                                                                 ---------------
TOTAL                                                                    222,568
                                                                 ---------------

REAL ESTATE INVESTMENT TRUSTS 3.05%
Health Care Property
Investors, Inc.                                1,356,500                  37,561
Healthcare Realty
Trust, Inc.                                    2,139,206                  87,066
Host Marriott Corp.                            9,426,800                 163,084
                                                                 ---------------
TOTAL                                                                    287,711
                                                                 ===============

ROAD & RAIL 0.30%
USF Corp.                                        755,325                  28,665
                                                                 ---------------

SOFTWARE 4.50%
Cadence Design
Systems, Inc.*                                10,064,100                 138,986
McAfee, Inc.*                                  5,767,200                 166,845
Sybase, Inc.*(b)                               5,949,935                 118,701
                                                                 ---------------
TOTAL                                                                    424,532
                                                                 ===============

SPECIALTY RETAIL 2.09%
OfficeMax, Inc.(b)                             4,526,600                 142,045
Payless ShoeSource,
Inc.*(b)                                       4,490,500                  55,233
                                                                 ---------------
TOTAL                                                                    197,278
                                                                 ===============

TEXTILES & APPAREL 0.79%
Tommy Hilfiger Corp.*(a)(b)                    6,637,900                  74,876
                                                                 ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                       SHARES                   (000)
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS 4.33%
Genuine Parts Co                               4,947,400         $       217,982
W.W. Grainger, Inc                             2,859,500                 190,500
                                                                 ---------------
TOTAL                                                                    408,482
                                                                 ---------------
TOTAL COMMON STOCKS
(Cost $6,840,774,398)                                                  9,101,459
                                                                 ===============

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
INVESTMENTS                                                 (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 5.35%

REPURCHASE AGREEMENT 5.35%

Repurchase Agreement
Dated 12/31/2004,
1.80% due 1/3/2005
with State Street
Bank & Trust Co.
collateralized by
$147,285,000 of Federal
Home Loan Bank from
1.50% to 4.125% due
from 1/14/2005 to
12/15/2005 and
$138,035,000 of
Federal Home Loan
Mortgage Corp. from
1.75% to 2.25% due
from 5/15/2005 to
11/28/2005 and
$230,620,000 of Federal
National Mortgage
Assoc. from 2.625% to
3.25% due from
8/11/2006 to 2/15/2009;
value: $514,461,569;
proceeds: $504,419,786
(Cost $504,344,135)                            $          504,344      $ 504,344
                                                                 ===============
TOTAL INVESTMENTS IN SECURITIES 101.86%
(Cost $7,345,118,533)                                                  9,605,803
                                                                 ===============
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS (1.86%)                                                (175,684)
                                                                 ---------------
NET ASSETS 100.00%                                               $     9,430,119
                                                                 ===============

*    Non-income producing security.
(a)  Foreign security traded in U.S. dollars.
(b) Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares). See Note 9.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
  Investments in uaffiliated issuers, at value (Cost $5,797,325,124)                     $      7,647,716,814
  Investments in affiliated issuers, at value (Cost $1,547,793,409)                             1,958,086,322
  Receivables:
     Interest and dividends                                                                         8,110,279
     Capital shares sold                                                                           20,392,817
  Prepaid expenses and other assets                                                                 1,198,848
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                                  9,635,505,080
-------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Payables:
     Investment securities purchased                                                              124,600,426
     Capital shares reacquired                                                                     69,193,890
     Management fee                                                                                 4,261,289
     12b-1 distribution fees                                                                        4,652,146
     Fund administration                                                                              310,585
     Directors' fees                                                                                  296,650
  Accrued expenses and other liabilities                                                            2,070,634
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                               205,385,620
=============================================================================================================
NET ASSETS                                                                               $      9,430,119,460
=============================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                          $      6,950,225,447
Undistributed net investment income                                                                     8,600
Accumulated net realized gain on investments                                                      219,200,810
Net unrealized appreciation on investments                                                      2,260,684,603
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $      9,430,119,460
=============================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                           $      6,300,413,067
Class B Shares                                                                           $        923,118,417
Class C Shares                                                                           $      1,115,184,604
Class P Shares                                                                           $        521,603,193
Class Y Shares                                                                           $        569,800,179
OUTSTANDING SHARES BY CLASS:
Class A Shares (500 million shares of common stock authorized, $.001 par value)                   278,399,193
Class B Shares (200 million shares of common stock authorized, $.001 par value)                    42,001,358
Class C Shares (200 million shares of common stock authorized, $.001 par value)                    50,882,201
Class P Shares (30 million shares of common stock authorized, $.001 par value)                     23,470,266
Class Y Shares (70 million shares of common stock authorized, $.001 par value)                     25,222,643
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                           $              22.63
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75%)                                           $              24.01
Class B Shares-Net asset value                                                           $              21.98
Class C Shares-Net asset value                                                           $              21.92
Class P Shares-Net asset value                                                           $              22.22
Class Y Shares-Net asset value                                                           $              22.59
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends from unaffiliated issuers                                                      $         91,320,143
Dividends from affiliated issuers                                                                  27,151,070
Interest                                                                                            4,652,769
Securities lending-net                                                                                545,071
Foreign withholding tax                                                                              (196,406)
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                           123,472,647
-------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                     39,109,946
12b-1 distribution plan-Class A                                                                    18,975,897
12b-1 distribution plan-Class B                                                                     8,198,965
12b-1 distribution plan-Class C                                                                    10,103,105
12b-1 distribution plan-Class P                                                                     1,446,231
Shareholder servicing                                                                              13,767,836
Professional                                                                                          133,913
Reports to shareholders                                                                             1,059,506
Fund administration                                                                                 3,044,790
Custody                                                                                               278,734
Directors' fees                                                                                       137,410
Registration                                                                                          710,087
Other                                                                                                 720,281
-------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                     97,686,701
   Expense reductions                                                                                 (56,970)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                       97,629,731
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                              25,842,916
=============================================================================================================
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments in unaffiliated issuers                                          458,894,790
Net realized gain on investments in affiliated issuers                                             30,229,722
Net increase from payment by an affiliate and net gains (losses)
   realized on the disposal of investments in violation of an investment
   restriction (See Note 3)                                                                            13,092
Net change in unrealized appreciation on investments                                            1,217,726,249
=============================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                                1,706,863,853
=============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $      1,732,706,769
=============================================================================================================

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                   DECEMBER 31, 2004     DECEMBER 31, 2003
OPERATIONS:
Net investment income                                                    $       25,842,916    $       22,038,212
Net realized gain on investments                                                489,124,512            69,875,280
Net increase from payment by an affiliate and net
   gains (losses) realized on the disposal of investments
   in violation of an investment restriction                                         13,092                     -
Net change in unrealized appreciation on investments                          1,217,726,249         1,105,913,350
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          1,732,706,769         1,197,826,842
=================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                      (16,812,018)          (30,831,665)
   Class B                                                                                -              (276,965)
   Class C                                                                                -              (632,663)
   Class P                                                                       (1,499,250)           (1,165,035)
   Class Y                                                                       (3,192,645)           (2,985,395)
Net realized gain
   Class A                                                                     (180,772,152)          (44,145,088)
   Class B                                                                      (27,277,494)           (8,338,893)
   Class C                                                                      (33,035,284)          (10,576,850)
   Class P                                                                      (14,874,369)           (1,923,814)
   Class Y                                                                      (16,125,030)           (3,521,329)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                            (293,588,242)         (104,397,697)
=================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             2,673,224,086         2,693,579,695
Reinvestment of distributions                                                   254,233,649            88,445,992
Cost of shares reacquired                                                    (1,446,274,613)         (875,839,233)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                            1,481,183,122         1,906,186,454
=================================================================================================================
NET INCREASE IN NET ASSETS                                                    2,920,301,649         2,999,615,599
=================================================================================================================
NET ASSETS:
Beginning of year                                                             6,509,817,811         3,510,202,212
-----------------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $    9,430,119,460    $    6,509,817,811
=================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME         $            8,600    $         (316,405)
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
                                                      2004               2003            2002           2001           2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                $      18.83       $      15.39    $      17.41   $      17.03   $      13.24
                                                  ============       ============    ============   ============   ============
Investment operations
   Net investment income(a)                                .10                .11             .13            .11            .12
   Net increase from payment by an
      affiliate and net gains (losses)
      realized on disposal of investments
      in violation of an investment restriction             --(c)              --              --             --             --
   Net realized and unrealized gain (loss)                4.43               3.70           (1.80)          1.14           6.20
                                                  ------------       ------------    ------------   ------------   ------------
      Total from investment operations                    4.53               3.81           (1.67)          1.25           6.32
                                                  ------------       ------------    ------------   ------------   ------------

Distributions to shareholders from:
   Net investment income                                  (.06)              (.17)           (.07)          (.03)          (.09)
   Net realized gain                                      (.67)              (.20)           (.28)          (.84)         (2.44)
                                                  ------------       ------------    ------------   ------------   ------------
      Total distributions                                 (.73)              (.37)           (.35)          (.87)         (2.53)
                                                  ------------       ------------    ------------   ------------   ------------
NET ASSET VALUE, END OF YEAR                      $      22.63       $      18.83    $      15.39   $      17.41   $      17.03
                                                  ============       ============    ============   ============   ============

Total Return(b)                                          24.10%(d)          24.94%          (9.75)%         8.00%         53.30%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
      reductions                                          1.15%              1.19%           1.21%          1.22%          1.35%
   Expenses, excluding expense
      reductions                                          1.15%              1.19%           1.21%          1.22%          1.38%
   Net investment income                                   .47%               .64%            .78%           .67%           .82%

                                                                           YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
 SUPPLEMENTAL DATA:                                    2004               2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                  $  6,300,413        $ 4,226,138    $  2,252,308   $  1,252,040   $    589,882
   Portfolio turnover rate                               20.35%             16.17%          23.10%         31.52%         77.53%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
                                                     2004                2003           2002           2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                $      18.37       $      14.97    $      16.99   $      16.72   $      13.06
                                                  ============       ============    ============   ============   ============
Investment operations
   Net investment income (loss)(a)                        (.03)                 -(c)          .02            .01            .04
   Net increase from payment by an
      affiliate and net gains (losses)
      realized on disposal of investments in
      violation of an investment restriction                --(c)              --              --             --             --
   Net realized and unrealized gain (loss)                4.31               3.61           (1.75)          1.12           6.09
                                                  ------------       ------------    ------------   ------------   ------------
      Total from investment operations                    4.28               3.61           (1.73)          1.13           6.13
                                                  ------------       ------------    ------------   ------------   ------------
Distributions to shareholders from:
   Net investment income                                     -               (.01)           (.01)          (.02)          (.03)
   Net realized gain                                      (.67)              (.20)           (.28)          (.84)         (2.44)
                                                  ------------       ------------    ------------   ------------   ------------
      Total distribution                                  (.67)              (.21)           (.29)          (.86)         (2.47)
                                                  ------------       ------------    ------------   ------------   ------------
NET ASSET VALUE, END OF YEAR                      $      21.98       $      18.37    $      14.97   $      16.99   $      16.72
                                                  ============       ============    ============   ============   ============
Total Return(b)                                          23.32%(d)          24.15%         (10.31)%         7.35%         52.43%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
      reductions                                          1.77%              1.82%           1.82%          1.84%          1.95%
   Expenses, excluding expense
      reductions                                          1.77%              1.82%           1.82%          1.84%          1.95%
   Net investment income (loss)                           (.15)%              .01%            .17%           .05%           .27%

                                                                           YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004               2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                  $    923,118       $    771,959    $    527,072   $    289,421   $     78,499
   Portfolio turnover rate                               20.35%             16.17%          23.10%         31.52%         77.53%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
                                                      2004                2003           2002           2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                $      18.32       $      14.94    $      16.97   $      16.70   $      13.06
                                                  ============       ============    ============   ============   ============
Investment operations
   Net investment income (loss)(a)                        (.03)                 -(c)          .03            .01            .04
   Net increase from payment by an
      affiliate and net gains (losses)
      realized on disposal of investments in
      violation of an investment restriction                --(c)              --              --             --             --
   Net realized and unrealized gain (loss)                4.30               3.60           (1.76)          1.12           6.09
                                                  ------------       ------------    ------------   ------------   ------------
      Total from investment operations                    4.27               3.60           (1.73)          1.13           6.13
                                                  ------------       ------------    ------------   ------------   ------------
Distributions to shareholders from:
   Net investment income                                     -               (.02)           (.02)          (.02)          (.05)
   Net realized gain                                      (.67)              (.20)           (.28)          (.84)         (2.44)
                                                  ------------       ------------    ------------   ------------   ------------
      Total distributions                                 (.67)              (.22)           (.30)          (.86)         (2.49)
                                                  ------------       ------------    ------------   ------------   ------------
NET ASSET VALUE, END OF YEAR                      $      21.92       $      18.32    $      14.94   $      16.97   $      16.70
                                                  ============       ============    ============   ============   ============
Total Return(b)                                          23.33%(d)          24.21%         (10.30)%         7.39%         52.39%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
      reductions                                          1.77%              1.82%           1.82%          1.82%          1.99%
   Expenses, excluding expense
      reductions                                          1.77%              1.82%           1.82%          1.82%          1.99%
   Net investment income (loss)                           (.15)%              .01%            .17%           .06%           .27%

                                                                           YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2004               2003            2002           2001            2000
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                   $  1,115,185       $    975,894    $    601,416   $    274,520   $     47,729
  Portfolio turnover rate                                20.35%             16.17%          23.10%         31.52%         77.53%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
                                                      2004                2003           2002           2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                $      18.52       $      15.16    $      17.18   $      16.83   $      13.12
                                                  ============       ============    ============   ============   ============
Investment operations
  Net investment income(a)                                 .08                .09             .11            .09            .13
   Net increase from payment by an
      affiliate and net gains (losses)
      realized on disposal of investments in
      violation of an investment restriction                --(c)              --              --             --             --

  Net realized and unrealized gain (loss)                 4.36               3.65           (1.78)          1.14           6.11
                                                  ------------       ------------    ------------   ------------   ------------
      Total from investment operations                    4.44               3.74           (1.67)          1.23           6.24
                                                  ------------       ------------    ------------   ------------   ------------

Distributions to shareholders from:
  Net investment income                                   (.07)              (.18)           (.07)          (.04)          (.09)
  Net realized gain                                       (.67)              (.20)           (.28)          (.84)         (2.44)
                                                  ------------       ------------    ------------   ------------   ------------
      Total distributions                                 (.74)              (.38)           (.35)          (.88)         (2.53)
                                                  ------------       ------------    ------------   ------------   ------------
NET ASSET VALUE, END OF YEAR                      $      22.22       $      18.52    $      15.16   $      17.18   $      16.83
                                                  ============       ============    ============   ============   ============
Total Return(b)                                          23.99%(d)          24.87%          (9.86)%         7.95%         53.31%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
      reductions                                          1.22%              1.27%           1.27%          1.29%          1.40%
   Expenses, excluding expense
      reductions                                          1.22%              1.27%           1.27%          1.29%          1.40%
   Net investment income                                   .40%               .56%            .72%           .58%           .84%

                                                                           YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
 SUPPLEMENTAL DATA:                                    2004               2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                   $    521,603       $    178,439    $     51,014   $     13,789   $      2,278
  Portfolio turnover rate                                20.35%             16.17%          23.10%         31.52%         77.53%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                              YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
                                                      2004                2003           2002           2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                $      18.78       $      15.38    $      17.38   $      16.97   $      13.25
                                                  ============       ============    ============   ============   ============
Investment operations
   Net investment income(a)                                .17                .17             .17            .16            .18
   Net increase from payment by an
      affiliate and net gains (losses)
      realized on disposal of investments in
      violation of an investment restriction                --(c)              --              --             --             --
   Net realized and unrealized gain (loss)                4.44               3.69           (1.79)          1.14           6.15
                                                  ------------       ------------    ------------   ------------   ------------
      Total from investment operations                    4.61               3.86           (1.62)          1.30           6.33
                                                  ------------       ------------    ------------   ------------   ------------
Distributions to shareholders from:
   Net investment income                                  (.13)              (.26)           (.10)          (.05)          (.17)
   Net realized gain                                      (.67)              (.20)           (.28)          (.84)         (2.44)
                                                  ------------       ------------    ------------   ------------   ------------
      Total distributions                                 (.80)              (.46)           (.38)          (.89)         (2.61)
                                                  ------------       ------------    ------------   ------------   ------------
NET ASSET VALUE, END OF YEAR                      $      22.59       $      18.78    $      15.38   $      17.38   $      16.97
                                                  ============       ============    ============   ============   ============
Total Return(b)                                          24.59%(d)          25.39%          (9.43)%         8.33%         53.58%

RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense
      reductions                                           .77%               .82%            .82%           .84%           .95%
   Expenses, excluding expense
      reductions                                           .77%               .82%            .82%           .84%           .95%
   Net investment income                                   .85%              1.01%           1.17%           .97%          1.27%

                                                                           YEAR ENDED 12/31
                                                  -----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2004               2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                  $    569,800       $    357,388    $     78,392   $      4,162   $          2
   Portfolio turnover rate                               20.35%             16.17%          23.10%         31.52%         77.53%
===============================================================================================================================

(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Amount represents less than $.01.
(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on March 14, 1983.

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Government securities in an amount at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

First $200 million          .75%
Next $300 million           .65%
Over $500 million           .50%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at the annual rate of .04% of the Fund's average daily net assets.

The Fund, in violation of an investment restriction, purchased securities whose market capitalizations were not within the range of $500 million and $10 billion ("mid-sized companies"), while less than 80% of its net assets were invested in mid-sized companies. The

Fund subsequently sold the securities. Lord Abbett reimbursed the Fund $13,092 for the realized losses and the commissions on the purchase and sale transactions. This amount is reflected in Net Increase From Payment by an Affiliate and Net Gains (Losses) Realized on the Disposal of Investments in Violation of an Investment Restriction on the Statement of Operations.

12b-1 DISTRIBUTION PLANS

The Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A           CLASS B          CLASS C          CLASS P
-----------------------------------------------------------------------------------
Service                    .25%(1)           .25%             .25%             .20%
Distribution               .10%(2)           .75%             .75%             .25%

(1) Annual service fee on shares sold prior to June 1, 1990 was .15% of the average daily net asset value attributable to Class A.

(2) In addition, until September 30, 2004, the Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. The unamortized balance of prepaid distribution fees as of September 30, 2004 was $1,470,474. This amount will continue to be amortized by the Fund, generally over a two-year period. The amount of CDSC collected by the Fund during the fiscal year ended December 31, 2004 was $46,276.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Fund, after concessions were paid to authorized dealers, for the year ended December 31, 2004:

DISTRIBUTOR        DEALERS'
COMMISSIONS        CONCESSIONS
-------------------------------
$  848,173         $  4,844,195

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

On January 28, 2005, the Fund declared a short-term capital gain distribution of $34,554,803 and a long-term capital gain distribution of $181,454,266. The distributions were paid on February 1, 2005 to shareholders of record on January 31, 2005.

The tax character of distributions paid during the fiscal years ended December 31, 2004 and 2003 are as follows:

                                  YEAR ENDED        YEAR ENDED
                                  12/31/2004        12/31/2003
----------------------------------------------------------------
Distributions paid from:
Ordinary income                 $   21,503,913    $   47,660,363
Net long-term capital gains        272,084,329        56,737,334
----------------------------------------------------------------
   Total distributions paid     $  293,588,242    $  104,397,697
----------------------------------------------------------------

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net     $     34,530,354
Undistributed long-term capital gains        181,454,266
--------------------------------------------------------
Total undistributed earnings            $    215,984,620
Temporary differences                           (296,650)
Unrealized gains - net                     2,264,206,043
--------------------------------------------------------
   Total accumulated earnings - net     $  2,479,894,013
--------------------------------------------------------

As of December 31, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                $  7,341,597,093
--------------------------------------------------------
Gross unrealized gain                      2,353,199,896
Gross unrealized loss                        (88,993,853)
--------------------------------------------------------
   Net unrealized security gain         $  2,264,206,043
--------------------------------------------------------

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

 UNDISTRIBUTED           ACCUMULATED
NET INVESTMENT          NET REALIZED         PAID-IN
        INCOME                  GAIN         CAPITAL
-----------------------------------------------------
$  (4,013,998)          $  3,910,356       $  103,642

The permanent differences are primarily attributable to the tax treatment of certain securities.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 are as follows:

PURCHASES          SALES
------------------------------------
$  2,713,399,914    $  1,486,617,335

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2004.

In connection with the securities lending program, State Street Bank & Trust Company ("SSB") received fees of $233,602 for the year ended December 31, 2004, which are netted against Securities Lending Income on the Statement of Operations. As of December 31, 2004, there are no securities on loan.

At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Fund's participation in the SSB securities lending program.

6.  DIRECTORS' REMUNERATION

The Fund's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Director's Fees on the Statement of Operations and Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. For the period January 1, 2004 through December 9, 2004, the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004, the Facility was renewed at an annual rate of .08%. At December 31, 2004, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2004.

9.  TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer at any point during the year. The Fund had the following transactions with affiliated issuers during the year ended December 31, 2004:

                                                                                                      REALIZED       DIVIDEND
                            BALANCE OF                              BALANCE OF            VALUE    GAIN (LOSS)         INCOME
                           SHARES HELD          GROSS     GROSS    SHARES HELD               AT       1/1/2004       1/1/2004
AFFILIATED ISSUER        AT 12/31/2003      ADDITIONS     SALES  AT 12/31/2004       12/31/2004  TO 12/31/2004  TO 12/31/2004
-----------------------------------------------------------------------------------------------------------------------------
American Greetings Corp.     1,406,400      2,420,500         -      3,826,900  $    97,011,915  $           -  $     154,968

                                                                                                           REALIZED       DIVIDEND
                            BALANCE OF                                   BALANCE OF            VALUE    GAIN (LOSS)         INCOME
                           SHARES HELD          GROSS          GROSS    SHARES HELD               AT       1/1/2004       1/1/2004
AFFILIATED ISSUER        AT 12/31/2003      ADDITIONS          SALES  AT 12/31/2004       12/31/2004  TO 12/31/2004  TO 12/31/2004
----------------------------------------------------------------------------------------------------------------------------------
Bausch & Lomb, Inc.(a)       2,936,300         68,200       (700,900)     2,303,600  $   148,490,056  $  20,607,343  $   1,254,331
Big Lots, Inc.               6,174,200         24,600     (6,198,800)             -                -      6,901,778              -
CMS Energy Corp.(a)          8,260,900      1,285,800              -      9,546,700       99,763,015              -              -
Crompton Corp.               7,496,400        263,100              -      7,759,500       91,562,100              -      1,521,275
Dana Corp.                   7,815,600      2,363,700        (54,600)    10,124,700      175,461,051        492,459      4,222,296
Eastman Chemical Co.         4,538,400        295,000       (360,900)     4,472,500      258,197,425      2,137,202      7,819,900
Hubbell, Inc.                3,058,300        180,000              -      3,238,300      169,363,090              -      4,156,845
Mosaic Co. (The)+(a)         9,300,900        895,400       (401,200)     9,795,100      159,856,032     (2,050,994)             -
OfficeMax Inc.*                      -      4,526,600              -      4,526,600      142,044,708              -        873,105
Pactiv Corp.                 6,309,400      1,674,200              -      7,983,600      201,905,244              -              -
Payless ShoeSource, Inc.     4,429,700         60,800              -      4,490,500       55,233,150              -              -
Pride Int'l., Inc.           5,995,800      2,134,700              -      8,130,500      167,000,470              -              -
R.H. Donnelley Corp.                 -      1,782,200              -      1,782,200      105,238,910              -              -
Snap-on Inc.                 4,169,600        145,900              -      4,315,500      148,280,580              -      4,271,125
Sybase, Inc.                 5,100,535        849,400              -      5,949,935      118,701,203              -              -
Timken Co. (The)             5,511,000        608,400       (231,200)     5,888,200      153,210,964      2,141,934      2,877,225
Tommy Hilfiger Corp.         6,062,100        575,800              -      6,637,900       74,875,512              -              -
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                $ 2,366,195,425  $  30,229,722  $  27,151,070
----------------------------------------------------------------------------------------------------------------------------------

*  Name change from Boise Cascade Corp. effective November 7, 2004.

+ Effective October 25, 2004, IMC Global, Inc. combined its businesses with the fertilizer businesses of Cargill, Inc. to form The Mosaic Co.

(a) No longer an affiliated issuer as of December 31, 2004.

10.  CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

11.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

12. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                             YEAR ENDED                                YEAR ENDED
                                                      DECEMBER 31, 2004                         DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES           AMOUNT                  SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                             97,949,159   $    1,995,415,325          113,553,090   $    1,841,243,578
Reinvestment of distributions            8,065,505          180,665,020            3,768,549           66,698,176
Shares reacquired                      (52,075,830)      (1,058,401,001)         (39,223,484)        (633,736,702)
-----------------------------------------------------------------------------------------------------------------
Increase                                53,938,834   $    1,117,679,344           78,098,155   $    1,274,205,052
-----------------------------------------------------------------------------------------------------------------

CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------
Shares sold                              3,225,371   $       63,922,040           11,120,424   $      171,106,655
Reinvestment of distributions              998,186           21,710,431              379,963            6,779,975
Shares reacquired                       (4,254,016)         (83,682,684)          (4,684,934)         (72,519,921)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease)                        (30,459)  $        1,949,787            6,815,453   $      105,366,709
-----------------------------------------------------------------------------------------------------------------

CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------
Shares sold                              5,057,176   $      100,384,994           19,878,667   $      306,653,689
Reinvestment of distributions              995,818           21,599,294              405,819            7,181,722
Shares reacquired                       (8,450,137)        (165,735,233)          (7,273,778)        (113,878,842)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease)                     (2,397,143)  $      (43,750,945)          13,010,708   $      199,956,569
-----------------------------------------------------------------------------------------------------------------

CLASS P SHARES
-----------------------------------------------------------------------------------------------------------------
Shares sold                             15,894,192   $      319,382,062            8,060,495   $      128,853,213
Reinvestment of distributions              508,670           11,185,659               96,168            1,697,470
Shares reacquired                       (2,568,916)         (51,791,845)          (1,884,769)         (30,720,408)
-----------------------------------------------------------------------------------------------------------------
Increase                                13,833,946   $      278,775,876            6,271,894   $       99,830,275
-----------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
-----------------------------------------------------------------------------------------------------------------
Shares sold                              9,465,407   $      194,119,665           15,089,600   $      245,722,560
Reinvestment of distributions              853,389           19,073,245              340,405            6,088,649
Shares reacquired                       (4,123,896)         (86,663,850)          (1,498,846)         (24,983,360)
-----------------------------------------------------------------------------------------------------------------
Increase                                 6,194,900   $      126,529,060           13,931,159   $      226,827,849
-----------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT MID-CAP VALUE FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 22, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE             PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                         WITH FUND                DURING PAST FIVE YEARS               DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director since          Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC          1995; Chairman          Investment Officer of Lord
90 Hudson Street                since 1996              Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE             PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                         WITH FUND                DURING PAST FIVE YEARS               DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1994     Managing General Partner,             Currently serves as
Emmerling                                               Bigelow Media, LLC (since             director of Adelphia
Communications                                          2000); Senior Adviser, Time           Communications, Inc.,
41 Madison Ave.                                         Warner Inc. (1998 - 2000);            Crane Co., and Huttig
Suite 3810                                              Acting Chief Executive                Building Products Inc.
New York, NY                                            Officer of Courtroom
Date of Birth: 10/22/1941                               Television Network (1997 -
                                                        1998); President and Chief
                                                        Executive Officer of Time
                                                        Warner Cable Programming,
                                                        Inc. (1991 - 1997).

WILLIAM H.T. BUSH               Director since 1998     Co-founder and Chairman               Currently serves as
Bush-O'Donnell & Co., Inc.                              of the Board of the financial         director of Wellpoint
101 South Hanley Road                                   advisory firm of Bush-                Health Networks Inc.
Suite 1250                                              O'Donnell & Company (since            (since 2002), and
St. Louis, MO                                           1986).                                Engineered Support
Date of Birth: 7/14/1938                                                                      Systems, Inc. (since
                                                                                              2000).

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE             PRINCIPAL OCCUPATION                    OTHER
DATE OF BIRTH                         WITH FUND                DURING PAST FIVE YEARS               DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.          Director since 1998     Managing Director of                  Currently serves as
Monitor Clipper Partners                                Monitor Clipper Partners              director of Avondale,
Two Canal Park                                          (since 1997) and President            Inc. and Interstate
Cambridge, MA                                           of Clipper Asset                      Bakeries Corp.
Date of Birth: 10/25/1942                               Management Corp.
                                                        (since 1991), both private
                                                        equity investment funds.

JULIE A. HILL                   Director since 2004     Owner and CEO of the                  Currently serves as
1280 Bison                                              Hillsdale Companies, a                director of Wellpoint
Newport Coast, CA                                       business consulting firm              Health Networks Inc.;
Date of Birth: 7/16/1946                                (since 1998); Founder,                Resources Connection
                                                        President and Owner of the            Inc; and Holcim (US)
                                                        Hiram-Hill and Hillsdale              Inc. (a subsidiary of
                                                        Development Companies                 Holcim Ltd.)
                                                        (1998 - 2000).

FRANKLIN W. HOBBS               Director since 2000     Former Chief Executive                Currently serves as
One Equity Partners                                     Officer of Houlihan Lokey             director of Adolph
320 Park Ave.                                           Howard & Zukin, an                    Coors Company.
New York, NY                                            investment bank
Date of Birth: 7/30/1947                                (January 2002 - April 2003);
                                                        Chairman of Warburg Dillon
                                                        Read (1999 - 2001); Global
                                                        Head of Corporate Finance
                                                        of SBC Warburg Dillon Read
                                                        (1997 - 1999); Chief
                                                        Executive Officer of Dillon,
                                                        Read & Co. (1994 - 1997).

C. ALAN MACDONALD               Director since 1988     Retired - General Business            Currently serves as
P.O. Box 4393                                           and Governance Consulting             director of H.J. Baker
Greenwich, CT                                           (since 1992); formerly                (since 2003).
Date of Birth: 5/19/1933                                President and CEO of Nestle
                                                        Foods.

THOMAS J. NEFF                  Director since 1983     Chairman of Spencer Stuart            Currently serves as
Spencer Stuart                                          (U.S.), an executive search           director of Ace, Ltd.
277 Park Avenue                                         consulting firm (since 1996);         (since 1997) and
New York, NY                                            President of Spencer Stuart           Hewitt Associates, Inc.
Date of Birth: 10/2/1937                                (1979 -1996).

OFFICERS

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                           CURRENT POSITION      LENGTH OF SERVICE            PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH FUND         OF CURRENT POSITION          DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Chief Executive         Elected in 1995         Managing Partner and
(3/8/1945)                      Officer and President                           Chief Investment Officer
                                                                                of LordAbbett (since 1996).

EDWARD K. VON DER LINDE         Executive Vice          Elected in 1995         Partner and Investment
(6/12/1960)                     President                                       Manager, joined Lord
                                                                                Abbett in 1988.

TRACIE E. AHERN                 Vice President          Elected in 1999         Partner and Director of
(1/12/1968)                                                                     Portfolio Accounting and
                                                                                Operations, joined Lord
                                                                                Abbett in 1999.

EILEEN K. BANKO                 Vice President          Elected in 1999         Equity Analyst, joined Lord
(11/3/1967)                                                                     Abbett in 1990.

JAMES BERNAICHE                 Chief Compliance        Elected in 2004         Chief Compliance Officer,
(7/28/1956)                     Officer                                         joined Lord Abbett in 2001;
                                                                                formerly Chief Compliance
                                                                                Officer with Credit Suisse
                                                                                Asset Management.

JOAN A. BINSTOCK                Chief Financial         Elected in 1999         Partner and Chief
(3/4/1954)                      Officer and Vice                                Operations Officer, joined
                                President                                       Lord Abbett in 1999.

DAVID G. BUILDER                Vice President          Elected in 1998         Equity Analyst, joined Lord
(1/4/1954)                                                                      Abbett in 1998.

DANIEL E. CARPER                Vice President          Elected in 1987         Partner, joined Lord Abbett
(1/22/1952)                                                                     in 1979.

HOWARD E. HANSEN                Vice President          Elected in 1998         Partner and Investment
(10/13/1961)                                                                    Manager, joined Lord Abbett
                                                                                in 1995.

PAUL A. HILSTAD                 Vice President and      Elected in 1995         Partner and General
(12/13/1942)                    Secretary                                       Counsel, joined Lord Abbett
                                                                                in 1995.

LAWRENCE H. KAPLAN              Vice President and      Elected in 1997         Partner and Deputy General
(1/16/1957)                     Assistant Secretary                             Counsel, joined Lord Abbett
                                                                                in 1997.

ROBERT G. MORRIS                Vice President          Elected in 1995         Partner and Director of
(11/6/1944)                                                                     Equity Investments, joined
                                                                                Lord Abbett in 1991.

A. EDWARD OBERHAUS, III         Vice President          Elected in 1996         Partner and Manager of
(12/21/1959)                                                                    Equity Trading, joined Lord
                                                                                Abbett in 1983.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                           CURRENT POSITION      LENGTH OF SERVICE          PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH FUND         OF CURRENT POSITION        DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
CHRISTINA T. SIMMONS            Vice President and      Elected in 2000         Assistant General Counsel,
(11/12/1957)                    Assistant Secretary                             joined Lord Abbett in
                                                                                1999; formerly Assistant
                                                                                General Counsel of
                                                                                Prudential Investments
                                                                                (1998 - 1999); prior
                                                                                thereto Counsel of
                                                                                Drinker, Biddle & Reath
                                                                                LLP, a law firm.

BERNARD J. GRZELAK              Treasurer               Elected in 2003         Director of Fund
(6/12/1971)                                                                     Administration, joined
                                                                                Lord Abbett in 2003;
                                                                                formerly Vice President,
                                                                                Lazard Asset Management
                                                                                LLC; prior thereto Manager
                                                                                of Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

All of the ordinary income distribution paid by the Fund during fiscal 2004 is qualifying dividend income.

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2004, $272,084,329 represents long-term capital gains.

[LORD ABBETT(R) LOGO]

    This report when not used for the general
  information of shareholders of the Fund, is to
  be distributed only if preceded or accompanied
          by a current Fund Prospectus.                Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Mutual Fund shares are distributed by                                                 LAMCVF-2-1204
           LORD ABBETT DISTRIBUTOR LLC                                                                    (2/05)

ITEM 2:      CODE OF ETHICS.

        (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended December 31, 2004 (the "Period").

        (b)  Not applicable.

        (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

        (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

        (e)  Not applicable.

        (f) See Item 11(a) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:      AUDIT COMMITTEE FINANCIAL EXPERT.

             The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2004 and 2003 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                       FISCAL YEAR ENDED:
                                                        2004         2003
Audit Fees {a}                                       $   36,000   $   34,000
Audit-Related Fees {b}                                    1,338          978
                                                     -----------------------
Total audit and audit-related fees                       37,338       34,978
                                                     -----------------------

Tax Fees {c}                                              8,030        7,413
All Other Fees {d}                                        - 0 -        1,662
                                                     -----------------------

    Total Fees                                       $   45,368   $   44,053
                                                     -----------------------

----------
        {a} Consists of fees for audits of the Registrant's annual financial statements.

        {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

        {c} Fees for the fiscal year ended December 31, 2004 and 2003 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

        {d} Fees for the year ended December 31, 2003 consist of the Registrant's proportionate share of fees for testing of Anti-Money Laundering Compliance.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

                    - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
                    - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended December 31, 2004 and 2003 were:

                                                       FISCAL YEAR ENDED:
                                                        2004         2003
All Other Fees {a}                                   $  120,650   $   76,900

--------
        {a} Fees for the fiscal years ended December 31, 2004 and 2003 consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended December 31, 2004 and 2003 were:

                                                       FISCAL YEAR ENDED:
                                                        2004         2003
All Other Fees {b}                                   $    - 0 -   $   11,378

--------
        {b} Fees for the fiscal year ended December 31, 2003 represent fees for testing of Anti-Money Laundering Compliance.

(h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:      AUDIT COMMITTEE OF LISTED REGISTRANTS.

             Not applicable.

ITEM 6:      SCHEDULE OF INVESTMENTS.
             NOT APPLICABLE.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

             Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

             Not applicable.

ITEM 9:      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

             Not Applicable

ITEM10:      CONTROLS AND PROCEDURES.

        (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

        (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11:     EXHIBITS.
     (a)(1)  Amendments to Code of Ethics - Not applicable.

     (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

     (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 LORD ABBETT MID-CAP VALUE FUND, INC.


                                    /s/ Robert S. Dow
                                    ----------------------------------------
                                    Robert S. Dow
                                    Chief Executive Officer,
                                    Chairman and President


                                    /s/ Joan A. Binstock
                                    ----------------------------------------
                                    Joan A. Binstock
                                    Chief Financial Officer and Vice President


Date: February 14, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                 LORD ABBETT MID-CAP VALUE FUND, INC.


                                    /s/ Robert S. Dow
                                    ----------------------------------------
                                    Robert S. Dow
                                    Chief Executive Officer,
                                    Chairman and President


                                    /s/ Joan A. Binstock
                                    ----------------------------------------
                                    Joan A. Binstock
                                    Chief Financial Officer and Vice President


Date: February 14, 2005